CONSULTING/OPTION AGREEMENT


     This Consulting/Option Agreement ("Agreement") is made and entered into on this 1st day of December by and between CandidHosting.com, Inc. ("Consultant") and SwiftyNet.com, Inc. ("Swifty).

                                    PREAMBLE

     WHEREAS, Consultant is a Florida corporation in good standing with offices at 412 East Madison, Suite 1000, Tampa, Florida; and

     WHEREAS, Swifty is a Florida corporation in good standing with offices at 201 East Kennedy Blvd., Suite 210, Tampa, Florida 33602; and

     WHEREAS, Consultant has experience and expertise in the management, marketing and operation of web sites; and

     WHEREAS, Consultant desires to provide to Swifty certain services utilizing Consultant's experience and expertise in connection with the management, marketing and operation of web sites and Swifty desires to obtain such services from Consultant.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements and promises set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is acknowledged Consultant and Swifty intending to be legally bound, agree as follow:

     1. Consulting Services: For the duration of this Agreement Consultant will provide to Swifty advice regarding the management and marketing of Swifty's web sites for the purpose of increasing the profitability and efficient utilization of Swifty's web sites.

     All of such consulting services shall be provided by Consultant or subcontractors or affiliates of Consultant, as Consultant deems to be reasonable and appropriate to accomplish its obligations as set forth above.

     Consultant shall not be obligated to travel or cause its employees or agents to travel to Swifty's premises to render such consulting services. In the event that it becomes necessary for a representative of Consultant to travel to Swifty's premises in connection with Consultant's performance under this Agreement then Swifty shall pay the cost of business class transportation and first class hotel and accommodations for such person or persons. Swifty acknowledges that Consultant has other business relationships and may not always be immediately available to render the services provided for in this Agreement. Consultant agrees to use its best efforts to provide its services at such times as requested by Swifty or as soon thereafter as it is able to do so.

     2. Term. The terms of this Agreement shall be one year commencing on December 1, 2000 and ending on November 30, 2001.

     3. Consideration: In consideration for the services to be provided by Consultant pursuant to this Agreement Swifty shall forthwith transfer to Consultant one million, four hundred and thirty thousand (1,430,000) of its common shares. Consultant acknowledges that such shares have not been registered and are restricted from any transfer by Consultant except pursuant to an applicable exemption or effective registration statement. Swifty agrees that Consultant shall have "piggy back rights" allowing the aforesaid shares, or any part thereof as determined by Consultant to be included in any registration statement which Swifty files following the date of execution of this Agreement or which has not yet become effective as of the date of execution of this Agreement.

     4. Consultant's Warranties: Consultant warrants that it has the right to enter into this Agreement and to perform its obligations hereunder.

     5. Failure to Lawfully Issue Shares: In the event Swifty shall not be able to transfer the shares referred to in paragraph 3 to Consultant then this Agreement shall forthwith terminate and Consultant shall have no further obligation to perform any services hereunder.

     6. Option to Purchase Shares: Swifty hereby grants to Consultant the option to purchase from Swifty an additional one million (1,000,000) shares of Swifty's common stock at a price of fifty cents ($.50) per share. Consultant acknowledges that such shares, when issued, shall be restricted shares as defined above. The option provided for herein may be exercised at any time up to the third anniversary of the execution of this Agreement. This option may be exercised on one or more occasions for all or any portion of the said one million (1,000,000) shares. The options shares shall have the same "piggy back rights" as provided for the shares to be issued pursuant to paragraph 3 of this Agreement.

     7. Swifty's Warranties: Swifty warrants that it is lawfully able to issue to Consultant the shares referred to in paragraphs 3 and 8 hereof and that other than the lack of registration there are and/or will be no liens, restrictions or limitations upon the issuance of said shares or the shares themselves.

     9. Representation on Swifty's Board of Directors: Consultant shall have the right, to be exercised in its sole discretion, to nominate one of its officers or directors to serve as a director of SwiftyNet.com, Inc. Swifty shall cooperate to the fullest extent possible to cause such person nominated by Consultant to be elected to Swifty's board of directors.

         10.      Miscellaneous Provisions:

     a. Enforceability: If any term or condition of this Agreement shall be found, by a court of competent jurisdiction, to be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to the extent or in such application which is held to be invalid or unenforceable, shall be affected thereby and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. Notwithstanding the foregoing, in the event such term or condition held to be invalid or unenforceable shall render the purpose or intent of this Agreement to be materially impaired then this Agreement may be terminated by either party upon ten (10) days written notice to the other party.

     b. Notice: All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be made by: (i) certified mail, return receipt requested; (ii) Federal Express, Express Mail, or similar overnight or courier service; or (iii) delivery (in person or by facsimile or similar telecommunication transmission) to the party to whom it is to be given, to the address appearing elsewhere in this Agreement or to such other address as any party hereto may have designated by written notice forwarded to the other party in accordance with the provisions of this Section. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section shall be deemed given at the time of receipt thereof.

     c. Application of Florida Law: This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue shall be deemed located in Hillsborough, Florida.

     d.  Counterparts:   This  Agreement  may  be  executed  by  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     e. Binding Effect: Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, devisees, heirs, successors, transferees and assigns of the respective parties hereto.

     f. Jurisdiction: The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this Agreement is one for performance in Florida. The parties to this Agreement agree that they waive any objection, constitutional, statutory otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this Agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

     g. Waiver: No waiver of any provision of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     h. Entire Agreement: This Agreement constitutes the entire Agreement between the parties pertaining to its subject matter, and it supersedes all prior contemporaneous agreement, representations, and understandings of the parties. No supplement, modifications, or amendment of this Agreement shall be binding unless executed in writing by all parties.

     i. Authority and Binding Effect: Each of the undersigned do hereby warrant and represent that they have been duly authorized to enter to this Agreement on behalf of their respective companies.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first stated above.

SwiftyNet.com, Inc.                                      CandidHosting.com, Inc.


By: /s/ Rachel Steele                                   By:/s/ David Marshlach
_________________                                       _______________________
Rachel Steele                                           David Marshlach
President